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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn and Peter
L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to the sale of interests in The Northern Trust Company Thrift-Incentive Plan and shares of Common Stock of Northern Trust Corporation and any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned here hereunto executed this Power of Attorney this 15th day of February, 2000.

/s/ WILLIAM A. OSBORN
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William A. Osborn
Chairman of the Board,
Chief Executive Officer and Director


/s/ PERRY R. PERO
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Perry R. Pero
Vice Chairman and Chief Financial
Officer


/s/ HARRY W. SHORT
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Harry W. Short
Senior Vice President and Controller